DELAWARE GROUP® EQUITY FUNDS V

Delaware Small Cap Core Fund (the “Fund”)

Supplement to the Fund’s
Summary Prospectus and Statutory Prospectus each dated March 30, 2015

Effective July 2015, the following replaces the information in the summary prospectus and statutory prospectus in the section entitled “Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Francis X. Morris	Senior Vice President, Chief Investment Officer — Core Equity	November 2004
Christopher S. Adams, CFA	Vice President, Senior Portfolio Manager	November 2004
Michael S. Morris, CFA	Vice President, Senior Portfolio Manager	November 2004
Donald G. Padilla, CFA	Vice President, Senior Portfolio Manager	November 2004
McAfee S. Burke, CFA	Vice President, Portfolio Manager	July 2015

Effective July 2015, the following replaces the biographical information in the statutory prospectus in the section entitled “Who manages the Fund — Portfolio managers.”

Portfolio managers

Francis X. Morris, Christopher S. Adams, Michael S. Morris, Donald G. Padilla, and McAfee S. Burke have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. F. Morris, Adams, M. Morris, and Padilla assumed responsibility for the Fund in November 2004. Mr. Burke assumed responsibility for the Fund in July 2015.

Francis X. Morris,Senior Vice President, Chief Investment Officer — Core Equity

Francis X. Morris joined Delaware Investments in 1997 as a vice president and portfolio manager, and is currently the chief investment officer for Core Equity investments. He is also a member of the firm's asset allocation committee, which is responsible for building and managing multi-asset class portfolios. In addition, Morris serves as a Trustee for the Delaware Management Holdings, Inc. (Delaware Investments) 401(k) and Retirement Plan. Prior to joining the firm, Morris was vice president and director of equity research at PNC Asset Management. He received a bachelor's degree from Providence College and holds an MBA from Widener University. He is currently a member of the Business Advisory Council of the Providence College School of Business. Morris is a past president of the CFA Society of Philadelphia and is a member of the CFA Institute. He is a former officer of the National Association of Petroleum Investment Analysts.

Christopher S. Adams, CFA,Vice President, Senior Portfolio Manager

Christopher S. Adams is a senior portfolio manager on the firm's Core Equity team. He also performs analysis and research to support the portfolio management function. From 1995 to 1998, he was the firm's vice president, strategic planning. Prior to joining Delaware Investments in 1995 as assistant vice president of strategic planning, Adams had approximately 10 years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. Adams holds both bachelor's and master's degrees in history and economics from the University of Oxford, England, and received an MBA with dual concentrations in finance and insurance/risk management from The Wharton School of the University of Pennsylvania. He is a past president of the CFA Society of Philadelphia.

Michael S. Morris, CFA,Vice President, Senior Portfolio Manager

Michael S. Morris, who joined Delaware Investments in 1999 as assistant vice president and senior analyst, is currently a senior portfolio manager on the firm's Core Equity team. He also performs analysis and research to support the portfolio management function. Prior to joining the firm, he worked as a senior equity analyst at Newbold's Asset Management, covering financial stocks. Morris began his investment career in1993 at Ohio Casualty. He earned his bachelor's degree in finance from Indiana University and an MBA from The Wharton School of the University of Pennsylvania. He is a former member of the Bank and Financial Analysts Association.

Donald G. Padilla, CFA,Vice President, Senior Portfolio Manager

Donald G. Padilla is currently a senior portfolio manager on the firm's Core Equity team. He also performs analysis and research to support the portfolio management function. Padilla joined Delaware Investments in 1994 as assistant controller in the firm's treasury function, responsible for managing corporate cash investments, developing financial models, and overseeing the financial operations of the Lincoln Life 401(k) annuities segment. Prior to joining Delaware Investments, he held various positions at The Vanguard Group. Padilla holds a bachelor's degree in accounting from Lehigh University, and he is a member of the CFA Society of Philadelphia.

McAfee S. Burke, CFA, Vice President, Portfolio Manager

McAfee S. Burke is a portfolio manager on the firm’s Core Equity team, a role he assumed in July 2015. He also performs analysis and research to support the portfolio management function. Prior to joining Delaware Investments in June 2008 as an equity analyst for the Core Equity team, Burke participated in Lincoln Financial Group’s rotational Professional Development Program, working in various investment-related capacities. Burke earned his bachelor’s degree in economics and Spanish from Bowdoin College, and he is a member of the CFA Society of Philadelphia.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated July 29, 2015.